Exhibit 99.1

October 6, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K dated October 6, 2004 of Westech Capital Corp. and are in agreement with the statements contained in the second, third, fourth and sixth paragraphs. We are also in agreement with the statement in paragraph one, “On October 6, 2004, the Registrant dismissed its independent public accountants, Ernst & Young LLP”. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Ernst & Young LLP